Exhibit 99.1 Corporate Presentation April 2023

Forward-Looking Statements Certain statements contained in this presentation, other than statements of historical fact, are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “believes,” “expects,” “ hopes,” “may,” “will,” “plan,” “intends,” “estimates,” “could,” “should,” “would,” “continue,” “seeks,” “pro forma,” or “anticipates,” or other similar words (includin g their use in the negative), or by discussions of future matters. These forward-looking statements include, without limitation, statements regarding the timing, progress and results of preclinical studies and clinical trials for our product candidates; our product development plans and strategies; plans and expectations with respect to regulatory filings and approvals; the potential benefits and market opportunity for our product candidates and technologies; expectations regarding future events under collaboration and licensing agreements, as well as our plans and strategies for entering into further collaboration and licensing agreements; expectations regarding our future financial position and results of operations; and our expected cash runway; and expected benefits of our reprioritizing. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and historical results should not be considered as an indication of future performance. These risks and uncertainties include, among others, risks inherent in the development and regulatory approval process for novel therapeutics; the fact that future preclinical and clinical results/data may not be consistent with initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; potential delays in development timelines, including delays in clinical trials; the potential impact of the COVID-19 pandemic; our reliance on third parties for development and manufacturing activities; changes in competitive products or in the standard of care; the risk of early termination of collaboration agreements; the risk that our proprietary rights may be insufficient to protect our product candidates or that we could infringe the proprietary rights of others; the fact that we will need additional capital and such capital may not be available on acceptable terms or at all; and changes in laws and regulations. Other factors that may cause our actual results to differ from current expectations are discussed in our filings with the U.S. Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. Caution should be exercised when interpreting results from separate trials involving separate products or product candidates. There are differenced in the clinical trial design, patient populations, follow-up times, and the product candidates themselves. These forward-looking statements are based on information available to, and expectations of, Ambrx as of the date of this presentation. Ambrx disclaims any obligation to update these forward-looking statements, except as may be required by law. All trademarks and registered trademarks set forth herein are the property of their respective owners. AMBRX | Corporate Presentation 2 © 2023 Ambrx Biopharma Inc. All rights reserved.

Antibody Drug Conjugates (ADCs) – Targeted Cancer Cell Killing Design ADCs Antibody Drug Conjugates (ADCs) are composed of 1) a cancer killing chemotherapeutic payload, 2) an antibody-targeting a cancer cell and 3) a linker connecting the antibody to the payload Problem ADCs that have weak linkage/conjugation can prematurely release their toxic payload, which can damage healthy tissues and lead to an unfavorable toxicity profile Our Solution Ambrx’s proprietary chemical conjugation technology prevents the premature release of its cancer killing toxic payload Benefits Ambrx’s technology incorporates the advantages of highly specific targeting mAbs securely linked to a highly potent chemo cancer killing payload to achieve targeted and efficient elimination of cancer cells AMBRX | Corporate Presentation 3

Ambrx: Multiple Potential Value Drivers Two Antibody Drug Conjugate (ADC) Programs Delivering Data in 2023 ARX517 Anti-PSMA ADC: ARX788 Anti-HER2 ADC: Safety and efficacy data focusing on prostate Safety and efficacy data focusing on breast cancer cancer expected this year from APEX-01, expected this year from ongoing US clinical trials ongoing dose escalation Phase 1 US clinical trial I-SPY 2.2, and Pan-Tumor-01 Engineered Precision Biologics (EPBs) Platform Spun out of Scripps Research, Ambrx is the pioneer of the expanded genetic code technology platform for incorporation of synthetic amino acid (SAA) into proteins at any selected site in industry standard cell lines SAAs allow engineered precision biologics (EPBs) with site-specific, homogenous and stable conjugation, overcoming limitations of traditional conjugation technologies Portfolio of US patents, pending applications, and exclusive patent licenses, which cover our core technology platforms and products AMBRX | Corporate Presentation 4

Ambrx Oncology Pipeline

Candidate	Indications	Trial Setting (Name)	Preclinical	Phase 1	Phase 2	Next Anticipated Milestone(s)
Ambrx Sponsored Oncology Programs						
ARX788 Anti-HER2 ADC	Neo Adjuvant BC	I-SPY 2.2				Complete enrollment
	HER2+ mBC post-ENHERTU™	Breast-03				Preliminary data update – 2024 Initiate post-ENHERTU study
	Numerous Cancer Types including HER2+ mBC	Pan Tumor 01 (enrollment closed)				Preliminary data update – 2H 2023
ARX517 Anti-PSMA ADC	Advanced Prostate Cancer	APEX-01				Preliminary data update – 2H 2023
Partnered Program with NovoCodex						
ARX305 Anti-CD70 ADC	Renal Cell & other cancers	--				US IND cleared Preliminary partner data update – 2023

Focused Pipeline on Proven Targets in Established Markets

AMBRX

AMBRX | Corporate Presentation 5

Anticipated 2023 Clinical Milestones

Q2 2023

ARX517
Anti-PSMA ADC

Pre-clinical data and TIP poster for APEX-01 presented at AACR in April

ARX305
Anti-CD70 ADC

Pre-clinical data to be presented at AACR in April

2H 2023

ARX788
Anti-HER2 ADC

Initiate signal-finding study in post-ENHERTU patients

ARX305
Anti-CD70 ADC

NovoCodex Phase 1 preliminary data in renal cell cancer

ARX517
Anti-PSMA ADC

APEX-01 Phase1 preliminary data to be presented at a medical conference, targeting ESMO

ARX788
Anti-HER2 ADC

Pan-Tumor-01 preliminary data to be presented at a medical conference

AMBRX

AMBRX | Corporate Presentation 6

ADC Golden Age, Pfizer-Seagen $43B Buyout at a 20X Revenue Multiple Given the difficulty in developing a biosimilar, ADCs are a therapeutic modality that command a significant premium Other examples include: • Gilead’s acquisition of Immunomedics for $21B (2021) • Multi-billion Daiichi Sankyo and AstraZeneca collaboration AMBRX | Corporate Presentation 7

ARX517 Anti-PSMA ADC for Prostate and Other Cancers

ARX517 is the Only ADC Targeting PSMA in Prostate Cancer

Created with proprietary SAA technology

- Fully humanized anti-PSMA monoclonal antibody (mAb) produced in CHO cells with site-specific incorporation of SAA for conjugation
- Contains two (2) drug-linkers (AS269, a tubulin polymerization inhibitor) per mAb, a DAR2 ADC
- Highly stable linkage – site-specific conjugation via oxime chemistry

Superior ADC stability design offers an advantage over previous ADC competitors that have failed due to conjugation instability

First-in-Human APEX-01 Phase 1 dose escalation ongoing

https://clinicaltrials.gov/ct2/show/NCT04662580?term=arx517&draw=2&rank=1

Potential to Become First-in-Class & Best-in-Class PSMA-ADC

AS269




Binding domain
Site specific conjugation
Light Chain
Heavy Chain

AMBRX | Corporate Presentation 9

ARX517 Addresses Stability Issues of Prior ADCs Targeting PSMA

Name	PSMA-ADC	MLN-2704	MEDI-3726	ARX517
Company	Progenics, Seagen	Millenium/Takeda	MedImmune, ADCT	Ambrx
Antibody	fully human IgG1	J591 (humanized)	J591 (humanized)	J591 (humanized)
Payload	MMAE	DM1	PBD dimer (SG3199)	AS269
Payload cell permeability	yes	yes	yes	No
DAR	~4	~4	~1.8	2
Conjugation	Cysteine	Lysine	Cysteine	pAF site-specific, oxime
Linker	cleavable (val-cit)	cleavable (disulfide)	cleavable (val-ala)	noncleavable
Linker stability	unstable	unstable	unstable	stable
Stage	discontinued (Ph2)	discontinued (Ph1)	discontinued (Ph1)	Ph1 Ongoing
Tox (SAE)	neutropenia, neuropathy, 2 deaths at 2.5m/kg	peripheral neuropathy	Myelosuppression, skin tox, vascular leakage	None
DLT	neutropenia, neuropathy	peripheral neuropathy	Thrombocytopenia, vascular leakage, ↑ALT/GGT	N/A
T1/2 (day)	~2	~2.5 (2 in monkey)	< 2	~14 in Monkey at 9mpk
Highest Dose (mg/kg)	2.8	~12.5	0.3	Ongoing P1 dose escalation currently at 2.9 mg/kg
Major liability	instability: high [serum MMAE], short ADC t1/2	instability: high [serum DM1], short ADC t1/2	PBD-mediated toxicity	N/A
Reference	Petrylak et al, The Prostate. 2019:1-10.	Milowsky et al, Urol Oncol. 2016, 34(12): 530.e15-21.	DeBono et al, Clin Cancer Res. 2021, 27(13):3602-3609.	AACR2023

AMBRX

Comparison based on a review of published literature. For illustrative purposes only. No head-to-head trials with ARX788 have been conducted.

AMBRX | Corporate Presentation 10

Ambrx’s Proprietary Site-Specific Conjugation Designed to Produce Stable, Homogenous ADCs Ambrx’s SAA Conjugation Cysteine Conjugation Lysine Conjugation 80 Sites 32 Sites 2 Selected Sites SAA = Synthetic Amino Acid Maximum tolerated dose Maximum tolerated dose Maximum tolerated dose Less Narrow Therapeutic Window Larger Therapeutic window Narrow Therapeutic Window Minimum effective dose Minimum effective dose Minimum effective dose SAA conjugation can overcome the inherent limitations of conventional ADC conjugation methodologies that utilize naturally occurring cysteines and lysine payload conjugations which negatively impact reactivity, stability and selectivity* *Bioconjugate Chem (2008), 19(8), 1673-1683 AMBRX | Corporate Presentation 11

ARX517 - APEX-01 Phase 1 Trial Design

Dose Escalation

Q3W Dosing, i3+3 Design
(16-36 Adult Patients)

MTD or RP2D Expansion

Dose Expansion

in metastatic-castration resistant prostate cancer (mCRPC)
(Up to 40 Subjects)



We are here
C8 2.9 mg/kg
C7 2.4 mg/kg
C6 2.0 mg/kg
C5 1.7 mg/kg
C4 1.4 mg/kg
C3 1.07 mg/kg
C2 0.64 mg/kg
C1 0.32 mg/kg

Preliminary Data*

- Promising early safety and efficacy data observed
- No drug-related SAEs, no DLTs for all Cohorts evaluated
- In Cohort 6 (2.0 mg/kg dose), confirmed PSA responses in the first 3 patients with a greater than 50% reduction in PSA levels, with two patients having a reduction in PSA >90% and one patient with soft tissue measurable disease experiencing a confirmed RECIST v1.1 partial response
- > 30% PSA reductions observed in one or more patients in all previous cohorts starting at 0.64 mg/kg
- Patients were heavily pretreated, with a median of five prior lines, including lutetium Lu 177 vipivotide tetraxetan (PLUVICTO)

* Company Press Release, February 16. 2023

Eligibility Criteria

Must have had a least two FDA approved treatments for prostate cancer one of the following:

- PSA progression by a minimum of 2 rising PSA values or
- Radiographic progression by RECIST v 1.1 or
- Disease progression by the presence of new bone lesions.

Objectives

Primary: safety, tolerability & RP2D

Secondary: radiographic response, PSA Response (PSA30, PSA50, PSA90)

The Case for ARX517 in mCRPC PSMA is highly expressed (89%) in metastatic castration resistant prostate cancer (mCRPC), as well as neovasculature of various solid tumors PSMA is a clinically validated target and an established market for mCRPC ® • PLUVICTO has validated the PMSA as an effective prostate cancer target Widespread adoption and clinical application of PLUVICTO may be challenging due to the limitations 1 on utilization of radiotherapy As an infused product, and not a radioligand, we believe an opportunity exists for ARX517 • ARX517 does not require referrals to radiation oncology / nuclear medicine or specialized facilities for administration • ARX517 can be utilized by community medical oncologists 1 Market research Sept. 2022 done by First Principle AMBRX | Corporate Presentation 13

ARX788 Anti HER2 ADC for HER2+ Metastatic Breast Patients in Post ENHERTU Settings

ARX788 - Potential to Become ADC of Choice for Post-ENHERTU Patients

Fully humanized anti-HER2 mAb incorporated a synthetic amino acid at the optimized location on each of the two heavy chains to enable precision conjugation

- DAR=2: Contains two (2) drug-linkers (AS269, a tubulin polymerization inhibitor) per mAb

Highly stable, site specific & homogenous conjugation design features ("strong anchor")

- Highly stable linkage using a highly specific and stable oxime chemistry
- Increased drug delivery efficiency & specificity, reducing drug usage
- Minimize off-target toxicity: extremely low payload concentration in blood circulation, limiting potential for systemic toxicity

ARX788 data demonstrated activity in breast cancer

- Breast-01 (Phase 1) and Breast -02 (Phase 3) demonstrated that ARX788 can deliver compelling responses in a heavily pretreated HER2 positive metastatic breast cancer patients in China
- Data presented at SABCC demonstrated that ARX788 had activity post-KADCYLA® and therefore may work post-ENHERTU
- Preliminary anti-tumor activity observed in a small number post-ENHERTU, post-KADCLYA and HER2 low patients in Breast-03 and Pan-Tumor-01 in U.S.

AS269



H_2N
O
N
H
OMe
OH



Binding domain
Site specific conjugation
Light Chain
Heavy Chain

AMBRX

AMBRX | Corporate Presentation 15

ENHERTU Changed the Breast Cancer ADC Landscape, but 24.2% of Patients on ENHERTU Progress within 12 Months Lack of post-ENHERTU data supporting the effectiveness of KADCYLA and/or ® TUKYSA potentially creates a new large market opportunity with no standard of care https://www.thelancet.com/journals/lancet/article/PIIS0140-6736(22)02420-5/fulltext AMBRX | Corporate Presentation 16

Breast-01 (China) and PanTumor-01(US/AU)

Breast-01†

69 adult patients in China, ORR was 65.5%, DCR was 100% and the median PFS was 17.02 months

ARX788 was well tolerated with most adverse events (AEs) being Grade 1 or 2 and manageable, low systemic toxicity was observed, no DLT or drug-related deaths occurred

ARX788 has robust anti-tumor activity, generally good tolerance, circulating stability and unique pharmacokinetic profile in HER2-positive metastatic breast cancer patients who had progressed on prior anti-HER2 therapies

Pan-Tumor-01††

Pan-Tumor-01 (US/AU) demonstrated comparable clinical response to Breast-01 with ORR at 67% and DCR 100% at 1.5mg/kg (N=3)

Confirmed ORR with ARX788 in patients whose disease is resistant or refractory to prior HER2 treatment (trastuzumab, ADCs, TKIs, and bispecific antibodies)†

Prior anti-HER2 therapy*	Confirmed ORR
Trastuzumab containing regimens*	19/29 (66%)
HER2 ADCs (T-DM1, DX126-262, A166, BAT8001, and HS630) regimens**	4/5 (80%)
HER2 TKIs (lapatinib, pyrotinib, neratinib, AST-1306, and Hemay-022) regimens	15/23 (65%)
Both HER2 ADC and HER2 TKI regimens	3/4 (75%)
Bispecific antibodies (KN026 and M802) containing regimens	3/4 (75%)

* All patients at 1.5 mg/kg Q3W received prior trastuzumab-containing regimens ** One patient who received prior pertuzumab also achieved confirmed PR. Data cut-off: June 30, 2021



(1.5 mg/kg)
20%
0%
-20%
-40%
-60%
-80%
-100%
Change from baseline (%)
0
200
400
600
800
Study Day
Best Response
PR
SD

† Breast-01 conducted in China by Ambrx's partner, NovoCodex Biopharmaceuticals and published Clinical Cancer Research (2022) 28 (19): 4212–4221 (Zhang, et. al.) https://doi.org/10.1158/1078-0432.CCR-22-0456
†† Presented: San Antonio Breast Cancer Conference 2022

AMBRX | Corporate Presentation 17

Breast-01 Demonstrated ARX788 Has Competitive Activity Potential in the HER2+ mBC ADC Landscape HER2+ ADCs in Breast Cancer Efficacy Landscape* KADCYLA ENHERTU ENHERTU ARX788** RC48*** SYD985 (TDM1) (T-DXd) (T-DXd) Pop 2L 2L 3L Median 5L Median 4L 3L ORR 35.0% 78.5% 69.7% 65.5% 41% 27.8% DOR 23.8m 36.6m 19.6m 14.4m - PFS 6.8m 28.8m 17.8m 17.0m 6m 7m Source DB03 DB03 DB04 Breast-01* Zhang Wang Saura In a heavily pretreated patient population, ARX788 has demonstrated robust ORR *Based on a review of published literature. For illustration purposes only. No head-to-head trials with ARX788 have been conducted. **Breast-01 conducted in China by Ambrx’s partner, NovoCodex Biopharmaceuticals AMBRX | Corporate Presentation 18 ***SeaGen acquired rights for RC48 for $200M as well as $2.4B in milestones

Breast-02 Pivotal Phase 3 Study of ARX788 for the Treatment of HER2+ mBC Achieved Positive Results • Breast-02 is a randomized, controlled, pivotal Phase 3 clinical trial of ARX788 for the treatment of HER2+ patients with locally advanced or mBC in China • The study enrolled 441 HER2+ BC patients who were previously treated with taxane and trastuzumab • 1:1 randomization to ARX788 or the control (lapatinib combined with capecitabine) • Primary endpoint was PFS based on Blinded Independent Review Committee (BIRC) assessment • Interim analysis was conducted by an Independent Data Monitoring Committee (IDMC) when two-thirds (2/3) of the PFS events occurred • IDMC determined that the study met its pre-specified interim primary efficacy endpoint with statistical significance, demonstrating a greater PFS benefit compared to the control • NovoCodex has submitted a communication application to seek marketing approval in China pending discussion with National Medical Products Administration (NMPA) AMBRX | Corporate Presentation *Breast-02 conducted in China by Ambrx’s partner, NovoCodex Biopharmaceuticals 19

ARX788 Provided a Clinical Benefit to Post KADCYLA (T-DM1) Patients Key Takeaways* r r A r s . Statistically significant reduction in tumor size in patients 0.00 0 previously treated with T-DM1 who had disease progression 0 4/7 patients also previously received HER2 TKI treatment 20 0 Confirmed (ORR) was 57.1% (4/7 pts) and an unconfirmed 0 ORR of 71.4% (5/7 pts) 0 (DCR) was 100% (7/7 pts) 0 .2 . Treatment with ARX788 remains ongoing with the median time 0 . 0 of ARX788 therapy of 7.2 months 0 0 ARX788 was generally well-tolerated, and AEs were 0 .00 00 manageable with the most common treatment-related AEs 00 .00 2 being Patient Counter Bar Color Sub ect nrolled https://s27.q4cdn.com/912984828/files/doc_presentations/2022 /12/_2022-SABCS-ACE-Breast-03_Ambrx.pdf * San Antonio Breast Cancer Conference, 2022 AMBRX | Corporate Presentation 20 Change from baseline (

Summary of ARX788 Safety Data (All Cohorts) ARX788 (All Treated Population) Number of patients (%) Breast-01 Gastric-01 Pan-Tumor-01 (N=67) (N=69) (N=30) All AEs (regardless of causality) ( 00  61 (91.0%) 29 (96.7%) Treatment-related AEs (any grade) 67 (97.1%) 48 (71.6%) 28 (93.3%) All A s ≥ Grade and Grade A s 16 (23.2%) 23 (34.3%) 10 (33.3%) Treatment-related Grade 3 and Grade 4 AEs 8 (11.6%) 8 (11.9%) 4 (13.3%) All SAEs 8 (11.6%) 17 (25.4%) 7 (23.3%) Treatment-related SAEs 2 (2.9%) 5 (7.5%) 2 ( . Treatment-related AEs leading to discontinuation 3 (4.3%) 6 (9.0%) 2 ( .  Treatment-related Deaths 0 0 0 Data cut-off: Dec-14-2021 for Breast-01 (China), Dec-14-2021 for Gastric-01 (China), Dec-13-2021 for Pan-Tumor-01 (US/AUS) AMBRX | Corporate Presentation 21

Systemic Toxicity: ARX788 (Breast Cancer and Pan-tumor) is Significantly Lower than ENHERTU (USPI)* ARX788 (1.5 mg/kg Breast cancer, Pan-Tumor population) ENHERTU (5.4 mg/kg)* Number of patients (%) Number of patients (%) Breast-01 (N=29) Pan tumor-01 (N=17) N=234 mBC All Grades Grade 3 or 4 All Grades Grade 3 or 4 All Grades Grade 3 or 4 Nausea 2 (6.9%) 0 5 (29.4%) 1 (5.9%) 79% 7% Vomiting 2 (6.9%) 0 3 (17.6%)  ( . 47% 3.8% Constipation 4 (13.8%) 0 1 (5.9%) 0 35% 0.9% Diarrhea 1 (3.4%) 0 1 (5.9%) 0 29% 1.7% Neutropenia 5 (17.2%) 0 1 (5.9%) 0 62% 16% Decreased WBC 5 (17.2%) 0 1 (5.9%) 0 70% 7% Thrombocytopenia 4 (13.8%) 1 (3.4%) 1 (5.9%) 0 37% 3.4% Anemia 5 (17.2%) 0 2 (11.8%) 0 31% 7% Fatigue 7 (24.1%) 0 5(29.4%) 0 59% 6% Neuropathy 0 0 1 (5.9%) 0 <10% <2% Dizziness 1 (3.4%) 0 0 0 10% 0 Headache 1(3.4%) 0 2 (11.8%) 0 19% 0 *Data from ENHERTU USPI, Reference ID: 4732117, 01/2021 Based on a review of published literature. For illustration purposes only. No head-to-head trials with ARX788 have been conducted. AMBRX | Corporate Presentation 22 Data cut-off : Jun-30-2021 for Breast-01, Jul-14-2021 for Gastric-01; Jul-12-2021 for Pan tumor-01

Mechanisms to Potentially Overcome Resistance to ENHERTU


ENHERTU treatment can lead to reduction of HER2 target
Tumor cells have both active and passive mechanisms to eliminate toxic payloads
Over multiple exposures to a specific payload, tumor cells can develop resistance to the payload, which can reduce efficacy

Even in low HER2 target environment, ARX788's engineered stability designed to ensure that it always delivers a fully loaded ADC sufficient to kill the cancer cell

The payload of ARX788 is engineered to deter multiple drug resistance (MDR), thereby avoiding active elimination, and is non-cell permeable, which prevents passive escaping

ENHERTU uses a DNA-targeting toxic agent (TOPOi), while ARX788 has a different payload, a potent tubulin inhibitor, which can overcome TOPOi resistance

AMBRX

AMBRX | Corporate Presentation 23

Rationale for Planned Phase 2 Study of ARX788 in HER2+ mBC post-ENHERTU

- **Completed study Breast-01 (Phase 1) demonstrated robust response rate HER2+ metastatic breast cancer (mBC) in China and encouraging responses observed in Pan-Tumor-01 in the US**
  - Data published in Clinical Cancer Research (2022) & ASCO (2021)
- **Preliminary observations from Breast-03 and Pan-Tumor-01 US studies in small number of patients provide rationale for anti-tumor activity in post-ENHERTU, post-KADCYLA and HER2 low patients**
  - Post-KADCYLA data presented at SABCC (2022)
- **Breast-02, a randomized, controlled, pivotal Phase 3 clinical trial of ARX788 for the treatment of HER2+ patients with locally advanced or mBC in China met its pre-specified interim primary efficacy endpoint with statistical significance**
- **Mechanisms to Potentially Overcome Resistance to ENHERTU**

Amend existing Breast-03 protocol to conduct a small signal seeking study in US in ~40 patients

- No more than 3 prior lines of therapy and recent assessment of HER2+ status
- Dosing 1.5 mg/kg Q3W
- Primary endpoint: ORR; Secondary endpoints: PFS, OS, DoR

AMBRX

AMBRX | Corporate Presentation 24

Post-ENHERTU Market Could Be a Billion Dollar Opportunity

01 Assuming price is in line with TRODELVY (~$25,000 for 4 wks) and similar PFS (~ 6 mo) equates to $150,000 per patient per course

02 Assuming 50% lower pricing ex-US, this translates into a potential market opportunity greater than $1B in annual peak sales

03 Further upside is possible if ENHERTU is approved in 1L (ongoing Destiny-Breast 09 study), which may open opportunity for ARX788 in the 2L setting

Estimated drug treated patients in 3L+ (3L or later) HER2+ BC: ~10,000 to >14,000, depending on source

- 9,800 drug-treated patients per Decision Resource Group (DRG)[1]
- >14,000 patients per HER2 competitors Roche and AstraZeneca estimates of patient populations published in their investor materials (September, 2020 (Roche) and June, 2022 (AstraZeneca))

AMBRX

[1]Market research on file, Sept. 2022, First Principle

AMBRX | Corporate Presentation 25

ARX788 Selected for Inclusion in Prestigious I-SPY 2.2 A Phase 2 Trial to Treat HER2-Positive Breast Cancer in the Neoadjuvant Setting The adaptive trial assesses developing targeted agents to combine them with less toxic chemotherapeutic regimens or to completely replace cytotoxic chemotherapy ARX788 will be assessed as a single agent in patients with HER2-positive early-stage breast cancer in the neoadjuvant setting I-SPY 2.2 is designed to quickly analyze encouraging experimental therapies and detect the most effective ones in specific patient subgroups depending on molecular characteristics Enrollment commenced in May 2022 I-SPY 2.2 - A Responsive Adaptive Trial to Prioritize Promising Investigational Agents AMBRX | Corporate Presentation 26

Financial Information Highlights Financial Information Cash, cash equivalents and investments as of 12/31/22: $101.3 MM Additional Cash Raised via ATM (Q1 2023): $78 MM Outstanding Shares (ADS*): 55.2 MM Clean Balance Sheet: No outstanding warrants or debt AMAM (NASDAQ) (March 20, 2023) Market Capitalization: $533 MM Average Daily Trading Volume: ~0.7M shares Share Price $9.66 Cash Runway into 2025 * As of March 20, 2023, the Company had 386.5 million ordinary shares outstanding (including ordinary shares in the form of ADSs), equivalent to approximately 55.2 million ADSs. AMBRX | Corporate Presentation 27

Ambrx Leadership Shawn Zhang, PhD Ying Buechler, PhD Sandra Aung, PhD D ni O’ nn r, JD Sonja Nelson, CPA Chief Scientific Officer Chief Technology Officer Executive VP, Head of Clinical CEO and President CFO & COO AMBRX | Corporate Presentation 28

Appendix: Preclinical Pipeline and Other Programs Engineered Precision Biologics & Site-Specific Conjugation

Ambrx Preclinical Oncology Pipeline and Non-Oncology Programs

Candidate	Indications	Preclinical	Phase 1	Phase 2	Key Highlights
ARX111 Anti-TROP2 ADC	Numerous Cancer Types including TNBC, PDAC and NSCLC				TROP2 is over-expressed in a variety of solid tumors. ARX111's payload with differentiated MOA may address potential resistance to TOPOi ADCs. Stable linker and potent cell-impermeable payload class (MTI) for reduced off-target toxicity and enhanced on-tumor efficacy, particularly in TOPOi ADC-resistant settings, as well as improved in vivo anti-tumor activity in CDX model vs. benchmark.
ARX622 Anti-HER2 TLR7 Agonist ISAC*	Numerous Cancer Types including breast, gastric and ovarian				HER2-targeted delivery of immune-stimulatory payload, TLR7 agonist, a potent tumor antigen-dependent immune stimulator. ARX622 is designed to engage and boost the natural immune system, delivering a sustained whole-body anti-tumor effect.
ARX102 Alpha-off pIL-2	Numerous Cancer Types including renal cell and melanoma	IND enabling studies completed			ARX102 is a PEGylated IL-2 protein with virtually no α receptor binding (alpha-OFF) designed to abrogate the severe adverse effects associated with IL-2 therapy, thereby to increase the therapeutic window. ARX102 is the only modified IL-2 produced in mammalian cells which can confer full functionality to deliver IL-2's intended immuno-oncology effect on T-effector cells. IND enabling studies are completed.
Non-Oncology Programs					
ARX618 PEGylated FGF21	Non-alcoholic Steatohepatitis (NASH)	Phase 2b			FGF21 is a non-mitogenic hormone and an important regulator of energy metabolism. Multiple clinical trials, including Phase 1, Phase 2 and Phase 2b, have been performed and demonstrated: i) clear safety profile and treatments were well tolerated; and ii) anti-fibrotic and anti-NASH activity demonstrated on biopsy as well as non-invasive assessments.
ARX721 FA-Relaxin	Acute Heart Failure	Phase 1/2			Relaxin pathway has multiple positive activities in the heart, vasculature & kidney for treatment of chronic heart failure. Three clinical trials performed, one Phase 1 and two Phase 2.

Novel Strategy Using EPBs to Fight Cancer and Other Diseases

AMBRX

* ISAC – immune stimulating antibody conjugate

AMBRX | Corporate Presentation 30

Engineered Precision Biologics – EPBs ENGINEERED PRECISION BIOLOGICS Engineering proteins in Precise site-selection of a Biologics, which include a living cells, both bacterial stable and predictable wide variety of formats and mammalian, by attachment point in the (mAbs, cytokines, CD3 incorporating synthetic protein for payload Fabs), and delivering a amino acids (SAAs) into conjugation resulting in wide variety of payloads those proteins in very a both stability and >90% (cytotoxins, immune- site-specific manner homogeneity stimulators, etc.) AMBRX | Corporate Presentation 31

Ambrx’s Proprietary Site-Specific Conjugation Produces Highly Stable and Homogenous ADCs Expanded genetic code creates engineered proteins by site-specifically incorporating SAAs Enables precise modification and orthogonal chemistry for stable conjugation Enables novel drug design and potential wider therapeutic index Manufacturing scalability. ReCODE (E. coli) - 50,000L: Imrestor (bG-CSF)/ EuCODE (CHO) - 2,000L: Multiple mAbs/ADCs AMBRX | Corporate Presentation 32